                                                                    Exhibit 5(i)

GENERATIONS VARIABLE ANNUITY

                                      Enclosed is confirmation of the initial
                                      purchase payment applied to your
                                      GENERATIONS variable annuity contract
                                      issued by THE UNITED STATES LIFE
                                      Insurance Company In the City of New
                                      York. The contract itself will be
                                      delivered to you in the very near future.

                                      We appreciate the confidence you have
                                      placed in THE UNITED STATES LIFE
                                      Insurance Company In the City of New
                                      York and the GENERATIONS product.
                                      Should you have any questions, please
                                      contact your Investment Representative
                                      or the Administrative Center at (800)
                                      346-4944.


GENERATIONS VARIABLE ANNUITY

                                      Enclosed is confirmation of the initial
                                      purchase payment applied to your
                                      GENERATIONS variable annuity contract
                                      issued by THE UNITED STATES LIFE
                                      Insurance Company In the City of New
                                      York. The contract itself will be
                                      delivered to you in the very near future.

                                      We appreciate the confidence you have
                                      placed in THE UNITED STATES LIFE
                                      Insurance Company In the City of New
                                      York and the GENERATIONS product.
                                      Should you have any questions, please
                                      contact your Investment Representative
                                      or the Administrative Center at (800)
                                      346-4944.


GENERATIONS VARIABLE ANNUITY

                                      Enclosed is confirmation of the initial
                                      purchase payment applied to your
                                      GENERATIONS variable annuity contract
                                      issued by THE UNITED STATES LIFE
                                      Insurance Company In the City of New
                                      York. The contract itself will be
                                      delivered to you in the very near future.

                                      We appreciate the confidence you have
                                      placed in THE UNITED STATES LIFE
                                      Insurance Company In the City of New
                                      York and the GENERATIONS product.
                                      Should you have any questions, please
                                      contact your Investment Representative
                                      or the Administrative Center at (800)
                                      346-4944.